UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 13, 2002

RIVERWOOD HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11113	58-2205241

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 Riverwood Parkway
Suite 1400
Atlanta, Georgia 30339
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
EX-99.1 CERTIFICATION OF STEPHEN M. HUMPHREY
EX-99.2 CERTIFICATION OF DANIEL J. BLOUNT

ITEM 7. EXHIBITS.

     (c)  Exhibits.

Exhibit 99.1	Certification of Stephen M. Humphrey, President and Chief Executive Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

Exhibit 99.2	Certification of Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Stephen M. Humphrey, President and Chief Executive Officer of the Company, and Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIVERWOOD HOLDING, INC. (Registrant)

Date:	November 13, 2002	By:	/s/ Edward W. Stroetz, Jr. Edward W. Stroetz, Jr. Secretary

Date:	November 13, 2002	By:	/s/ Daniel J. Blount Daniel J. Blount Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Certification of Stephen M. Humphrey, President and Chief Executive Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

99.2	Certification of Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.